Basis of presentation	6 Months Ended	12 Months Ended
	Jul. 28, 2012	Jan. 28, 2012
Basis of presentation

1. Basis of presentation

As used herein, the “Company,” “we,” “us,” or “our” means Toys “R” Us, Inc., and its consolidated subsidiaries, except as expressly indicated or unless the context otherwise requires. The Condensed Consolidated Balance Sheets as of July 28, 2012, January 28, 2012, and July 30, 2011, the Condensed Consolidated Statements of Operations and the Condensed Consolidated Statements of Comprehensive Loss for the thirteen and twenty-six weeks ended July 28, 2012 and July 30, 2011, and the Condensed Consolidated Statements of Cash Flows and the Condensed Consolidated Statements of Stockholders’ Equity for the twenty-six weeks ended July 28, 2012 and July 30, 2011, have been prepared by us in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for interim reporting, and in accordance with the requirements of this Quarterly Report on Form 10-Q. Our interim Condensed Consolidated Financial Statements are unaudited and are subject to year-end adjustments. In the opinion of management, the financial statements include all known adjustments (which consist primarily of normal, recurring accruals, estimates and assumptions that impact the financial statements) necessary to present fairly the financial position at the balance sheet dates and the results of operations for the thirteen and twenty-six weeks then ended. The Condensed Consolidated Balance Sheet at January 28, 2012, presented herein, has been derived from our audited balance sheet included in our Annual Report on Form 10-K for the fiscal year ended January 28, 2012, but does not include all disclosures required by GAAP. These financial statements should be read in conjunction with the consolidated financial statements and footnotes thereto included within our Annual Report on Form 10-K for the fiscal year ended January 28, 2012. The results of operations for the thirteen and twenty-six weeks ended July 28, 2012 and July 30, 2011 are not necessarily indicative of operating results for the full year.

Adoption of New Accounting Standard

In June 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-05, “Comprehensive Income (Topic 220): Presentation of Comprehensive Income” (“ASU 2011-05”), which eliminates the option to report other comprehensive income and its components in the Statement of Changes in Stockholder’s Equity and provides entities with two presentation alternatives. As of January 29, 2012, the Company adopted ASU 2011-05 and modified the presentation of its Condensed Consolidated Financial Statements by electing to present items of net earnings and other comprehensive income in two separate consecutive statements. The presentation and disclosure requirements of ASU 2011-05 were applied retrospectively.

Loss per share

A reconciliation of Net loss to Net loss attributable to common shareholders for the thirteen and twenty-six weeks ended July 28, 2012 and July 30, 2011 is computed as follows:

	13 Weeks Ended		26 Weeks Ended
(In millions)	July 28, 2012	July 30, 2011	July 28, 2012	July 30, 2011
Net loss	$(36)	$(34)	$(96)	$(101)
Less: Adjustment of noncontrolling interest to redemption value	5	—	10	—

Net loss attributable to common shareholders	$(41)	$(34)	$(106)	$(101)

Loss per share is computed as follows (in millions, except for share data):

	13 Weeks Ended
	July 28, 2012			July 30, 2011
	Net Loss Attributable to Common Shareholders	Weighted Average Shares	Per Share Amount	Net Loss Attributable to Common Shareholders	Weighted Average Shares	Per Share Amount
Basic loss per share	$(41)	49,074,991	$(0.84)	$(34)	48,972,600	$(0.69)
Effect of dilutive share-based awards	—	—	—	—	—	—

Diluted loss per share	$(41)	49,074,991	$(0.84)	$(34)	48,972,600	$(0.69)

	26 Weeks Ended
	July 28, 2012			July 30, 2011
	Net Loss Attributable to Common Shareholders	Weighted Average Shares	Per Share Amount	Net Loss Attributable to Common Shareholders	Weighted Average Shares	Per Share Amount
Basic loss per share	$(106)	49,035,255	$(2.16)	$(101)	48,966,304	$(2.06)
Effect of dilutive share-based awards	—	—	—	—	—	—

Diluted loss per share	$(106)	49,035,255	$(2.16)	$(101)	48,966,304	$(2.06)

As a result of the Toys (Labuan) Holding Limited (“Labuan”) acquisition in fiscal 2011, the Company began applying the two-class method of calculating earnings (loss) per share. The two-class method calculates earnings (loss) per share by distinguishing between the classes of securities based on the proportionate participation rights of each award type in our undistributed earnings (loss). The changes in the carrying amount of the redeemable Noncontrolling interest are reflected in earnings (loss) per share using the two-class method, as being akin to a dividend. Diluted earnings (loss) per share is calculated using the more dilutive of the treasury stock method or the two-class method. The application of this method did not have an impact on the prior period loss per share.

Basic loss per share is computed by dividing Net loss attributable to common shareholders by the weighted average number of shares of common stock outstanding during each of the thirteen and twenty-six weeks ended July 28, 2012 and July 30, 2011. Diluted loss per share is determined based on the dilutive effect of share-based awards using the treasury stock method.

For the thirteen weeks ended July 28, 2012 and July 30, 2011, the effect of dilutive stock-based awards would have been approximately 0.9 million and 1.2 million shares, respectively. For the twenty-six weeks ended July 28, 2012 and July 30, 2011, the effect of dilutive stock-based awards would have been approximately 1.0 million and 1.2 million shares, respectively. As the Company incurred a Net loss for the thirteen and twenty-six week periods presented, these incremental shares have been excluded from the computation of diluted loss per share as the effect of their inclusion would be anti-dilutive.

Note 1—Summary of significant accounting policies

Organization

As used herein, the “Company,” “we,” “us,” or “our” means Toys “R” Us, Inc., and its consolidated subsidiaries, except as expressly indicated or unless the context otherwise requires. We are the leading global specialty retailer of toys and juvenile products as measured by Net sales. Toys “R” Us is recognized as the toy and juvenile (including baby) authority. We sell a variety of products in the core toy, entertainment, juvenile, learning and seasonal categories through our retail locations and the Internet. Our brand names are highly recognized in North America, Europe and Asia, and our expertise in the toy and juvenile retail space, our broad range of product offerings, our substantial scale and geographic footprint and our strong vendor relationships account for our market-leading position and distinguish us from the competition.

As of January 28, 2012, we operated 1,502 stores and licensed an additional 151 stores. These stores are located in 36 countries and jurisdictions around the world under the Toys “R” Us, Babies “R” Us and FAO Schwarz banners. In addition, we operate Toys “R” Us Express stores (“Express stores”), smaller format stores primarily open on a short-term basis during the holiday season. We also own and operate websites including Toysrus.com, Babiesrus.com, eToys.com, FAO.com and toys.com, as well as other Internet sites we operate in our international markets.

Our Company was founded in Washington D.C. in 1948 when Charles Lazarus opened a baby furniture store, Children’s Bargain Town. The Toys “R” Us name made its debut in 1957. In 1978, we completed an initial public offering of our common stock. When Charles Lazarus retired as our Chief Executive Officer in 1994, the Company operated or licensed over 1,000 stores in 17 countries and jurisdictions. In 1996, we established the Babies “R” Us brand, further solidifying our reputation as a leading consumer destination for children and their families.

On July 21, 2005, we were acquired through a $6.6 billion merger (the “Merger”) by an investment group led by entities advised by or affiliated with Bain Capital Partners, LLC (“Bain”), Kohlberg Kravis Roberts & Co. L.P. (together with its affiliates, “KKR”) and Vornado Realty Trust (“Vornado”) (collectively, the “Sponsors”). Upon the completion of this acquisition, we became a private company.

Fiscal year

Our fiscal year ends on the Saturday nearest to January 31 of each calendar year. Unless otherwise stated, references to years in this report relate to the fiscal years below:

Fiscal year	Number of weeks	Ended

2011	52	January 28, 2012
2010	52	January 29, 2011
2009	52	January 30, 2010

Basis of presentation

In June 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-05, “Comprehensive Income (Topic 220): Presentation of Comprehensive Income” (“ASU 2011-05”) which eliminated the option to report other comprehensive income and its components in the Statement of Changes in Stockholder’s Equity and provides entities with two presentation alternatives. The Company has adopted ASU 2011-05 and modified the presentation of its Consolidated Financial Statements by electing to present items of net earnings and other comprehensive income in two separate consecutive statements. Additionally, the Company provided enhanced disclosure in Note 8 entitled “ACCUMULATED OTHER COMPREHENSIVE INCOME” and modified the presentation of Schedule I - Parent Company Information to include comprehensive income. The presentation and disclosure requirements of ASU 2011-05 were applied retrospectively.

Principles of consolidation

The Consolidated Financial Statements include the accounts of the Company. We eliminate all inter-company balances and transactions.

Variable interest entities

The FASB Accounting Standards Codification (“ASC”) Topic 810, “Consolidation” (“ASC 810”), requires the consolidation of entities that are controlled by a company through interests other than voting interests. We evaluate our lending vehicles, including our commercial mortgage-backed securities, structured loans and any joint venture interests to determine whether we are the primary beneficiary of a variable interest entity (“VIE”). The primary beneficiary will absorb a majority of the entity’s expected losses, receive a majority of the entity’s expected residual returns, or both, as a result of holding a VIE.

During fiscal 2006, we identified Vanwall Finance PLC (“Vanwall”) as a VIE and concluded that in accordance with ASC 810, Vanwall should not be consolidated. Effective January 31, 2010, the Company adopted ASU 2009-17, “Consolidations (Topic 810)—Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities” (“ASU 2009-17”), which requires an enterprise to perform an analysis to determine whether the enterprise’s variable interest or interests give it a controlling financial interest in a VIE. This analysis identifies the primary beneficiary of a variable interest entity as the enterprise that has (1) the power to direct the activities of a variable interest entity that most significantly impact the entity’s economic performance and (2) the obligation to absorb losses of the entity that could potentially be significant to the variable interest entity or the right to receive benefits from the entity that could potentially be significant to the variable interest entity. In addition, the required changes provide guidance on shared power and joint venture relationships, remove the scope exemption for qualified special purpose entities, revise the definition of a variable interest entity and require additional disclosures.

In accordance with ASU 2009-17, we reassessed our lending vehicles, including our loan from Vanwall and concluded that we were not the primary beneficiary of that VIE. The Company has not identified any subsequent changes to Vanwall’s governing documents or contractual arrangements that would change the characteristics or adequacy of the entity’s equity investment at risk in accordance with ASC 810. Refer to Note 2 entitled “SHORT-TERM BORROWINGS AND LONG-TERM DEBT” for further details.

Use of estimates

The preparation of our Consolidated Financial Statements requires us to make certain estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, expenses and the related disclosures of contingent assets and liabilities as of the date of the Consolidated Financial Statements and during the applicable periods. We base these estimates on historical experience and other factors that we believe are reasonable under the circumstances. Actual results may differ materially from these estimates and such differences could have a material impact on our Consolidated Financial Statements.

Cash and cash equivalents

We consider our highly liquid investments with original maturities of three months or less at acquisition to be cash equivalents. Book cash overdrafts are reclassified to accounts payable.

Restricted cash

Restricted cash represents collateral and other cash that is restricted from withdrawal. As of January 28, 2012 and January 29, 2011, we had restricted cash of $30 million and $16 million, respectively. The increase in restricted cash is primarily the result of collateral held in escrow for a potential post-closing purchase price adjustment related to the Company’s acquisition of a 70% ownership interest in Toys (Labuan) Holding Limited (“Labuan”) from Li & Fung Retailing Limited (“Li & Fung”). Refer to Note 17 entitled “ACQUISITIONS” for further details.

Accounts and other receivables

Accounts and other receivables consist primarily of receivables from vendor allowances and consumer credit card and debit card transactions.

Merchandise inventories

We value our merchandise inventories at the lower of cost or market, as determined by the weighted average cost method. Cost of sales represents the weighted average cost of the individual items sold and is affected by adjustments to reflect current market conditions, merchandise allowances from vendors, estimated inventory shortages and estimated losses from obsolete and slow-moving inventory.

Property and equipment, net

We record property and equipment at cost. Leasehold improvements represent capital improvements made to our leased properties. We record depreciation and amortization using the straight-line method over the shorter of the estimated useful lives of the assets or the terms of the respective leases, if applicable.

We capitalize interest for new store construction-in-progress in accordance with ASC Topic 835, “Interest.” Capitalized interest amounts are immaterial.

Asset retirement obligations

We account for asset retirement obligations (“ARO”) in accordance with ASC Topic 410, “Asset Retirement and Environmental Obligations,” which requires us to recognize a liability for the fair value of obligations to retire tangible long-lived assets when there is a legal obligation to incur such costs. We recognize a liability for ARO, capitalize asset retirement costs and amortize these costs over the life of the assets. As of January 28, 2012 and January 29, 2011, we had approximately $73 million and $69 million, respectively, recorded for ARO.

Goodwill

Details on goodwill by segment are as follows:

(In millions)	January 28, 2012	January 29, 2011

Domestic	$361	$361
International(1)	87	23

Total	$448	$384

(1)	Foreign currency translation accounted for $2 million of the increase.

On October 31, 2011, we acquired a 70% ownership interest in Labuan from Li & Fung which resulted in $62 million of goodwill (included in our Toys “R” Us—International (“International”) segment). Refer to Note 17 entitled “ACQUISITIONS” for further details.

Goodwill is evaluated for impairment annually as of the first day of the fourth quarter of each fiscal year or whenever we identify certain events or circumstances that would more likely than not reduce the fair value of a reporting unit below its carrying amount, in accordance with the provisions of ASC Topic 350, “Intangibles—Goodwill and Other” (“ASC 350”). Events or circumstances that might warrant an interim evaluation include, among other things, significant adverse change in legal factors or in the business climate, adverse action or assessment by a regulator, unanticipated competition, loss of key personnel and it is more likely than not that a reporting unit or a significant portion of a reporting unit will be sold or otherwise disposed of.

In September 2011, the FASB issued ASU No. 2011-08, “Intangibles—Goodwill and Other (Topic 350): Testing Goodwill for Impairment” (“ASU 2011-08”), which amended the rules for testing goodwill for impairment. The new rules provide an entity with the option to first assess qualitative factors for each reporting unit to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount prior to performing the two-step quantitative impairment test. The optional qualitative assessment can be performed at the discretion of management for any or all of the reporting units in any given period. As allowed under the guidance, we early adopted ASU 2011-08 for our fiscal 2011 annual goodwill impairment test.

During the qualitative assessment of our fiscal 2011 annual goodwill impairment test, management concluded it was more likely than not that the fair value of our Toys “R” Us—Domestic (“Domestic”) reporting unit exceeded its carrying value. However, given the Domestic goodwill balance of $361 million, the results of the fourth quarter holiday selling season and the timing of the previous fair value calculated, management decided to calculate a new fair value as of the fiscal year-end. The fair value as of fiscal year-end confirmed the conclusions reached on the qualitative approach taken by management and indicated no goodwill impairment after the date of the annual impairment test. In addition, we also concluded for our Toys “R” Us—Japan, Ltd. (“Toys-Japan”) reporting unit that it was more likely than not that the fair value exceeded its carrying value and noted no goodwill impairment indicators after the date of the annual impairment test.

Debt issuance costs

We defer debt issuance costs, which are classified as non-current other assets, and amortize the costs into Interest expense over the term of the related debt facility. Unamortized amounts at January 28, 2012 and January 29, 2011 were $127 million and $148 million, respectively. Deferred financing fees amortized to Interest expense for fiscals 2011, 2010 and 2009 were $35 million, $69 million and $54 million, respectively, which is inclusive of accelerated amortization due to certain debt repayments and refinancings.

Acquisition of debt securities

During fiscal 2011, we acquired from unaffiliated parties $36 million face value debt securities of Vanwall for approximately $26 million. During fiscal 2010, we acquired from an unaffiliated party $17 million face value debt securities of Vanwall for approximately $9 million. This debt matures on April 7, 2013. These debt securities are included in Other assets within the Consolidated Balance Sheets, classified as held-to-maturity debt and reported at amortized cost.

Insurance risks

We self-insure a substantial portion of our workers’ compensation, general liability, auto liability, property, medical, prescription drug and dental insurance risks, in addition to maintaining third party insurance coverage. Provisions for losses related to self-insured risks are based upon actuarial techniques and estimates for incurred but not reported claims. We record the liability for workers’ compensation on a discounted basis. We also maintain insurance coverage above retention amounts of $15 million for employment practices liability, $8 million for catastrophic events, $5 million for property, $5 million for general liability, $4 million for auto liability and a minimum of approximately $1 million for workers’ compensation to limit the exposure related to such risks. The assumptions underlying the ultimate costs of existing claim losses are subject to a high degree of unpredictability, which can affect the liability recorded for such claims. As of January 28, 2012 and January 29, 2011, we had approximately $91 million and $89 million, respectively, of reserves for self-insurance risk which have been included in Accrued expenses and other current liabilities and Other non-current liabilities in our Consolidated Balance Sheets.

Commitments and contingencies

We are subject to various claims and contingencies related to lawsuits and commitments under contractual and other commercial obligations. We recognize liabilities for contingencies and commitments when a loss is probable and estimable. For additional information on our commitments and contingencies, refer to Note 15 entitled “COMMITMENTS AND CONTINGENCIES.”

Leases

We lease store locations, distribution centers, equipment and land used in our operations. We account for our leases under the provisions of ASC Topic 840, “Leases” (“ASC 840”), which require that leases be evaluated and classified as operating or capital leases for financial reporting purposes. Assets held under capital lease are included in Property and equipment, net. As of January 28, 2012 and January 29, 2011, accumulated depreciation related to capital leases for property and equipment was $47 million and $58 million, respectively.

Operating lease expense is recorded on a straight-line basis over the lease term. At the inception of a lease, we determine the lease term by assuming the exercise of renewal options that are reasonably assured. Renewal options are exercised at our sole discretion. The expected lease term is used to determine whether a lease is capital or operating and is used to calculate straight-line rent expense. Additionally, the useful life of buildings and leasehold improvements are limited by the expected lease term. Refer to Note 9 entitled “LEASES” for further details.

Substantially all of our leases include options that allow us to renew or extend the lease term beyond the initial lease period, subject to terms and conditions agreed upon at the inception of the lease. Such terms and conditions include rental rates agreed upon at the inception of the lease that could represent below or above market rental rates later in the life of the lease, depending upon market conditions at the time of such renewal or extension. In addition, many leases include early termination options, which can be exercised under specified conditions, including upon damage, destruction or condemnation of a specified percentage of the value or land area of the property.

Deferred rent

We recognize fixed minimum rent expense on non-cancelable leases on a straight-line basis over the term of each individual lease starting at the date of possession, including the build-out period, and record the difference between the recognized rental expense and amounts payable under the leases as a deferred rent liability or asset. Deferred rent liabilities are recorded in our Consolidated Balance Sheets in the total amount of $348 million and $321 million at January 28, 2012 and January 29, 2011, respectively, of which $10 million and $11 million are recorded in Accrued expenses and other current liabilities, respectively. Landlord incentives and abatements are included in Deferred rent liabilities and amortized over the term of the lease.

Financial instruments

We enter into foreign exchange forward contracts to minimize the risk associated with currency fluctuations relating to our foreign subsidiaries. We also enter into derivative financial arrangements such as interest rate swaps and interest rate caps to hedge interest rate risk associated with our long-term debt. We account for derivative financial instruments in accordance with ASC Topic 815, “Derivatives and Hedging” (“ASC 815”) and record all derivatives as either assets or liabilities on the Consolidated Balance Sheets measured at estimated fair value and recognize the changes in fair value as unrealized gains and losses. The recognition of these gains and losses depends on our intended use of the derivatives and resulting designation. We record the changes in fair value of derivative instruments, which do not qualify and therefore are not designated for hedge accounting, in our Consolidated Statements of Operations. If we determine that we do qualify for hedge accounting treatment, the following is a summary of the impact on our Consolidated Financial Statements:

•

For designated cash flow hedges, the effective portion of the changes in the fair value of derivatives are recorded in Accumulated other comprehensive income (loss) and subsequently recorded in Interest expense in the Consolidated Statements of Operations at the time the hedged item affects earnings.

•

For designated cash flow hedges, the ineffective portion of a hedged derivative instrument’s change in fair value is immediately recognized in Interest expense in the Consolidated Statements of Operations.

•

For designated fair value hedges, the change in the fair value of the derivative as well as the offsetting change in fair value of the hedged item attributable to the hedged risk are recorded in Interest expense in the Consolidated Statements of Operations.

Refer to Note 3 entitled “DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES” for more information related to our accounting for derivative financial instruments. We did not have significant credit risk related to our financial instruments at January 28, 2012 and January 29, 2011.

Revenue recognition

We generally recognize sales, net of customer coupons and other sales incentives, at the time the customer takes possession of merchandise, either at the point of sale in our stores or at the time the customer receives shipment for products purchased from our websites. We recognize the sale from layaway transactions when our customer satisfies all payment obligations and takes possession of the merchandise. Sales are recorded net of sales, use and value added taxes.

Other revenues of $79 million, $77 million and $79 million for fiscals 2011, 2010 and 2009, respectively, are included in Net sales. Other revenues consist of shipping, licensing fees, warranty and consignment income and non-core product related revenue.

We have license agreements with unaffiliated third party operators located outside the United States. The agreements are largely structured with royalty income paid as a percentage of sales for the use of our trademarks, trade name and branding. Licensing fees for fiscals 2011, 2010 and 2009 were $18 million, $16 million and $14 million, respectively. Labuan accounted for $4 million, $5 million and $4 million of licensing fees in fiscals 2011, 2010 and 2009, respectively.

Reserve for sales returns

We reserve amounts for sales returns for estimated product returns by our customers based on historical return experience, changes in customer demand, known returns we have not received, and other assumptions. The balances of our reserve for sales returns were $10 million at January 28, 2012 and January 29, 2011, respectively.

Cost of sales and selling, general & administrative expenses (“SG&A”)

The following table illustrates what is reflected in each expense category:

“Cost of sales”	“SG&A”

•      the cost of merchandise acquired from vendors;

•      freight in;

•      provision for excess and obsolete inventory;

•      shipping costs to customers;

•      provision for inventory shortages; and

•      credits and allowances from our merchandise vendors.

•      store payroll and related payroll benefits;

•      rent and other store operating expenses;

•      advertising and promotional expenses;

•      costs associated with operating our distribution network, including costs related to transporting merchandise from distribution centers to stores;

•      restructuring charges; and

•      other corporate-related expenses.

Credits and allowances received from vendors

We receive credits and allowances that are related to formal agreements negotiated with our vendors. These credits and allowances are predominantly for cooperative advertising, promotions and volume related purchases. We generally treat credits and allowances, including cooperative advertising allowances, as a reduction of product cost in accordance with the provisions of ASC Topic 605, “Revenue Recognition” (“ASC 605”) since such funds are not a reimbursement of specific, incremental, identifiable costs incurred by us in selling the vendors’ products.

In addition, we record sales net of in-store coupons that are redeemed, in accordance with ASC 605.

Advertising costs

Gross advertising costs are recognized in SG&A at the point of first broadcast or distribution and were $483 million, $445 million and $428 million in fiscals 2011, 2010 and 2009, respectively.

Pre-opening costs

The cost of start-up activities, including organization costs, related to new store openings are expensed as incurred.

Costs of computer software

We capitalize certain costs associated with computer software developed or obtained for internal use in accordance with the provisions of ASC 350. We capitalize those costs from the acquisition of external materials and services associated with developing or obtaining internal use computer software. We capitalize certain payroll costs for employees that are directly associated with internal use computer software projects once specific criteria of ASC 350 are met. We expense those costs that are associated with preliminary stage activities, training, maintenance, and all other post-implementation stage activities as they are incurred. We amortize all costs capitalized in connection with internal use computer software projects on a straight-line basis over a useful life of five years, beginning when the software is ready for its intended use. We amortized computer software costs of $22 million, $19 million and $25 million for fiscals 2011, 2010 and 2009, respectively.

Other income, net

Other income, net includes the following:

	Fiscal years ended
(In millions)	January 28, 2012	January 29, 2011	January 30, 2010

Gift card breakage income	$(22)	$(20)	$(20)
Credit card program income	(13)	(19)	(31)
Net gains on sales of properties	(3)	(10)	(6)
Impairment of long-lived assets	6	11	7
Gain on litigation settlement	—	—	(51)
Other(1)	(12)	(13)	(11)

Total	$(44)	$(51)	$(112)

(1)	Includes gains and losses resulting from foreign currency translation related to operations, fixed asset write-offs and other miscellaneous income and expense charges.

Gift card breakage

We sell gift cards to customers in our retail stores, through our websites and through third parties and, in certain cases, provide gift cards for returned merchandise and in connection with promotions. We recognize income from gift card sales when the customer redeems the gift card, as well as an estimated amount of unredeemed liabilities (“breakage”). Gift card breakage is recognized proportionately, utilizing management estimates and assumptions based on actual redemptions, the estimated useful life of the gift card and an estimated breakage rate of unredeemed liabilities. Our estimated gift card breakage represents the remaining unused portion of the gift card liability for which the likelihood of redemption is remote and for which we have determined that we do not have a legal obligation to remit the value to the relevant jurisdictions. Income related to customer gift card redemption is included in Net sales, whereas income related to gift card breakage is recorded in Other income, net in our Consolidated Financial Statements. The Company recognizes breakage income and derecognizes the gift card liability for unredeemed gift cards in proportion to actual redemptions of gift cards (“Redemption Method”). We recognized $22 million, $20 million and $20 million of gift card breakage income in fiscals 2011, 2010 and 2009, respectively.

In the second quarter of fiscal 2010, the State of New Jersey (the “State”) enacted a law that would require us to turn over to the State unused balances of certain gift cards purchased in New Jersey on which there had been no activity for a two-year period. In November 2010, the United States District Court for the District of New Jersey (the “District Court”) preliminarily enjoined the State from enforcing this section of the law, and the State appealed that decision to the United States Court of Appeals for the Third Circuit (the “Third Circuit”). The New Jersey law also would require us to obtain and maintain the zip codes of customers who purchase gift cards in New Jersey. In January 2011, the District Court declined to enjoin enforcement of this section of the law, and this decision was also appealed to the Third Circuit. On or about January 5, 2012, the Third Circuit affirmed the District Court rulings.

Credit card program

We currently operate under a Credit Card Program agreement (the “Agreement”) with a third-party credit lender to offer co-branded and private label credit cards to our customers. The current Agreement expires in June 2012 at which time our program will transfer and convert to a new third-party credit lender. The credit lender provides financing for our customers to purchase merchandise at our stores for all cardholders and other businesses for co-branded cardholders. We received an up-front incentive payment for entering into the Agreement, which is deferred and is being amortized ratably over the life of the Agreement. In addition, we receive bounty fees for credit card activations and royalties on the co-branded and private label credit cards. Bounty fees and royalties are recognized when earned and realizable. During fiscals 2011, 2010 and 2009, we recognized $13 million, $19 million and $31 million of other income, respectively, relating to the credit card program.

Net gains on sales of properties

Net gains on sales of properties were $3 million, $10 million and $6 million for fiscals 2011, 2010 and 2009, respectively. Refer to Note 5 entitled “PROPERTY AND EQUIPMENT” for further information.

Impairment of long-lived assets and costs associated with exit activities

We evaluate the carrying value of all long-lived assets, which include property, equipment and finite-lived intangibles, for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable, in accordance with ASC Topic 360, “Property, Plant and Equipment”. If a long-lived asset is found to be non-recoverable, we record an impairment charge equal to the difference between the asset’s carrying value and fair value. This evaluation requires management to make judgments relating to future cash flows, growth rates, and economic and market conditions. These evaluations are based on determining the fair value of an asset using a valuation method such as discounted cash flow or a relative, market-based approach.

During fiscals 2011, 2010 and 2009, we recorded total impairment losses of $6 million, $11 million and $7 million, respectively. Impairment losses are recorded in Other income, net within our Consolidated Statement of Operations. These impairments were primarily due to the identification of underperforming stores and the relocation of certain stores.

For any store closing where a lease obligation still exists, we record the estimated future liability associated with the rental obligation less any estimated sublease income on the date the store is closed in accordance with ASC Topic 420, “Exit or Disposal Cost Obligations.”

Gain on litigation settlement

In fiscal 2009, we recognized a $51 million gain related to the litigation settlement with Amazon.com (“Amazon”) which was recorded in Other income, net. Refer to Note 14 entitled “LITIGATION AND LEGAL PROCEEDINGS” for further information.

Foreign currency translation

The functional currencies of our foreign subsidiaries are as follows:

•	Australian dollar for our subsidiary in Australia;
•	British pound sterling for our subsidiary in the United Kingdom (“U.K.”);
•	Brunei dollar for our subsidiary in Brunei;
•	Canadian dollar for our subsidiary in Canada;
•	Chinese yuan for our subsidiary in China;
•	Euro for subsidiaries in Austria, France, Germany, Spain and Portugal;
•	Hong Kong dollar for our subsidiary in Hong Kong;
•	Japanese yen for our subsidiary in Japan;
•	Malaysian ringgit for our subsidiary in Malaysia;
•	Polish zloty for our subsidiary in Poland;
•	Singapore dollar for our subsidiary in Singapore;
•	Swiss franc for our subsidiary in Switzerland;
•	Taiwan dollar for our subsidiary in Taiwan; and
•	Thailand baht for our subsidiary in Thailand.

Assets and liabilities are translated into U.S. dollars using the current exchange rates in effect at the balance sheet date, while revenues and expenses are translated using the average exchange rates during the applicable reporting period. The resulting translation adjustments are recorded in Accumulated other comprehensive income (loss) within the Consolidated Statements of Stockholders’ Equity (Deficit).

Gains and losses resulting from foreign currency transactions related to operations are included in Other income, net. Foreign currency transactions related to short-term, cross-currency intercompany loans amounted to gains of $11 million, $10 million and $28 million for fiscals 2011, 2010 and 2009, respectively. Such amounts were included in Interest expense.

We economically hedge the majority of these short-term, cross-currency intercompany loans with foreign currency forward contracts. These derivative contracts were not designated as hedges and are recorded on our Consolidated Balance Sheets at fair value with a gain or loss recorded on the Consolidated Statements of Operations in Interest expense. For fiscals 2011, 2010 and 2009, we recorded losses of $4 million, $10 million and $28 million, respectively. Refer to Note 3 entitled “DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES” for further details.

Income taxes

We account for income taxes in accordance with ASC Topic 740, “Income Taxes” (“ASC 740”). Our provision for income taxes and effective tax rates are calculated by legal entity and jurisdiction and are based on a number of factors, including our level of pre-tax earnings, income tax planning strategies, differences between tax laws and accounting rules, statutory tax rates and credits, uncertain tax positions and valuation allowances. We use significant judgment and estimates in evaluating our tax positions. Our effective tax rate in a given financial statement period may be materially impacted by changes in the mix and level of earnings by taxing jurisdiction.

Under ASC 740, deferred income taxes arise from temporary differences between the tax basis of assets and liabilities and their reported amounts in the Consolidated Financial Statements. Valuation allowances are established when, in management’s judgment, it is more likely than not that our deferred tax assets will not be realized. In assessing the need for a valuation allowance, management weighs the available positive and negative evidence, including limitations on the use of tax loss and other carryforwards due to changes in ownership, historic information, projections of future sources of taxable income, including future reversals of taxable temporary differences and future taxable income exclusive of reversing temporary differences and carryforwards, and tax planning strategies.

At any one time, our tax returns for numerous tax years are subject to examination by U.S. Federal, state and foreign taxing jurisdictions. ASC 740 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement attributes for income tax positions taken or expected to be taken on a tax return. Under ASC 740, the impact of an uncertain tax position taken or expected to be taken on an income tax return must be recognized in the financial statements at the largest amount that is more-likely-than-not to be sustained. An uncertain income tax position will not be recognized in the financial statements unless it is more-likely-than-not to be sustained. We adjust these tax liabilities, as well as the related interest and penalties, based on the latest facts and circumstances, including recently enacted tax law changes, published rulings, court cases and outcomes of tax audits. While we do not expect material changes, it is possible that our actual tax liability will differ from our established tax liabilities for unrecognized tax benefits, and our effective tax rate may be materially impacted. While it is often difficult to predict the final outcome of, the timing of, or the tax treatment of any particular tax position or deduction, we believe that our tax balances reflect the more-likely-than-not outcome of known tax contingencies.

At January 28, 2012 and January 29, 2011, we reported unrecognized tax benefits in Accrued expenses and other current liabilities and Other non-current liabilities in our Consolidated Balance Sheets. These tax liabilities do not include a portion of our unrecognized tax benefits, which have been recorded as either a reduction of Deferred tax assets related to tax loss carryforwards or a reduction of taxes receivable. For further information, refer to Note 10 entitled “INCOME TAXES.”

Temporary equity—noncontrolling interest

On October 31, 2011, the Company recognized Noncontrolling interest in the amount of $24 million which was measured at fair value at the acquisition date. Refer to Note 17 entitled “ACQUISITIONS” for further details. In accordance with the terms of the agreement, the Noncontrolling interest is redeemable for cash or common stock of the Company at the option of the holder. As such, the Noncontrolling interest has been recorded in temporary equity at its redemption value. The reconciliation of the changes in the redeemable Noncontrolling interest is as follows:

(In millions)

Beginning Balance—October 31, 2011	$24
Net earnings attributable to noncontrolling interest	2
Adjustment of noncontrolling interest to redemption value	3

Ending Balance—January 28, 2012	$29

Stock-based compensation

Under the provisions of ASC Topic 718, “Compensation—Stock Compensation” (“ASC 718”), stock-based compensation cost is measured at the grant date based on the fair value of the award and is recognized as expense over the requisite service period. We have applied ASC 718 to new awards and to awards modified, repurchased or canceled since January 29, 2006. We continue to account for any portion of awards outstanding at January 29, 2006 that have not been modified, repurchased or canceled using the provisions of Accounting Principles Board Opinion 25. For further information refer to Note 7 entitled “STOCK-BASED COMPENSATION.”

Earnings per share

A reconciliation of Net earnings attributable to Toys “R” Us, Inc. to Net earnings attributable to common shareholders for fiscals 2011, 2010 and 2009 is computed as follows:

	Fiscal years ended
(In millions)	January 28, 2012	January 29, 2011	January 30, 2010

Net earnings attributable to Toys “R” Us, Inc.	$149	$168	$312
Less: Adjustment of noncontrolling interest to redemption value	3	—	—

Net earnings attributable to common shareholders	$146	$168	$312

Earnings per share is computed as follows (in millions, except for share data):

	Fiscal years ended
	January 28, 2012			January 29, 2011			January 30, 2010
	Net earnings attributable to common shareholders	Weighted average shares	Per share amount	Net Earnings attributable to common shareholders	Weighted average shares	Per share amount	Net earnings attributable to common shareholders	Weighted average shares	Per share amount

Basic earnings per share	$146	48,979,571	$2.98	$168	48,941,118	$3.43	$312	48,962,152	$6.37
Effect of dilutive share-based awards	—	1,169,641	(0.07)	—	1,040,386	(0.07)	—	342,811	(0.04)

Diluted earnings per share	$146	50,149,212	$2.91	$168	49,981,504	$3.36	$312	49,304,963	$6.33

As a result of the Labuan acquisition, the Company began applying the two-class method for calculating earnings per share. The two-class method calculates earnings per share by distinguishing between the classes of securities based on the proportionate participation rights of each award type in the Company’s undistributed earnings. The changes in the carrying amount of the redeemable Noncontrolling interest are reflected in earnings per share using the two-class method, as being akin to a dividend. Diluted earnings per share is calculated using the more dilutive of the treasury stock method or the two-class method. This application of this guidance did not have an impact on prior period earnings per share.

Basic earnings per share was computed by dividing Net earnings attributable to common shareholders by the weighted average number of shares of common stock outstanding during the fiscal years ended January 28, 2012, January 29, 2011 and January 30, 2010. Diluted earnings per share is determined based on the dilutive effect of share-based awards using the treasury stock method.

Options to purchase shares of common stock that were outstanding at the end of the respective periods, but were not included in the computation of diluted earnings per share because the effect of exercising or converting such awards in common stock would be anti-dilutive were 0.7 million, nominal and 1.6 million for fiscals 2011, 2010 and 2009, respectively.

Parent company
Basis of presentation

Note A—Basis of presentation

Toys “R” Us, Inc. (the “Parent Company”) is a holding company that conducts substantially all of its business operations through its subsidiaries. As specified in certain of its subsidiaries’ debt agreements, there are restrictions on the Parent Company’s ability to obtain funds from certain of its subsidiaries through dividends, loans or advances (refer to Note 2 to our Consolidated Financial Statements entitled “SHORT-TERM BORROWINGS AND LONG-TERM DEBT”). Accordingly, these condensed financial statements have been presented on a “parent-only” basis. Under a parent-only presentation, the Parent Company’s investments in its consolidated subsidiaries are presented under the equity method of accounting. These parent-only financial statements should be read in conjunction with Toys “R” Us, Inc.’s audited Consolidated Financial Statements included elsewhere herein.

On January 28, 2010, our direct wholly-owned subsidiary, Toys “R” Us International LLC (“TRU-International”) was merged with and into Parent Company (the “Transaction”). In fiscal 2009, the historical financial positions and results of operations of Parent Company and TRU-International began being presented on a combined basis. In fiscal 2009, TRU-International provided certain information technology, accounting and operational support to our foreign subsidiaries for a service fee. For fiscal 2009, the service fees from the foreign subsidiaries were based on costs plus a premium and have been recorded in Revenues on an accrual basis. In fiscal 2010, Toys—Delaware began providing these services to our foreign subsidiaries.

In connection with the July 21, 2005 Merger and subsequent reorganization, the Parent Company borrowed $770 million and received a promissory note of $887 million (£509 million) as a dividend from its indirect wholly-owned subsidiary, Toys “R” Us (UK) Limited (“Toys Limited”). The outstanding net intercompany receivable balance from Toys Limited was $204 million and $209 million as of January 28, 2012 and January 29, 2011, respectively, and was included in Investments in and advances to/from subsidiaries. On January 25, 2012 the $770 million intercompany note payable to Toys Limited was amended to translate the outstanding principal and accrued interest on that date to pounds sterling.

Included in Investments in and advances to/from subsidiaries as of January 28, 2012 and January 29, 2011 are intercompany payables of $229 million and $397 million to Toys—Delaware. During fiscal 2011 we received a $63 million non-cash dividend from our subsidiary Toys “R” Us—Value, Inc. (“TRU-Value”) of its intercompany receivable due from Toys—Delaware. The intercompany receivable is netted against the intercompany payable balance due to Toys-Delaware. The intercompany payable balance reflects an outstanding short term loan of $124 million as of January 28, 2012. In addition, our intercompany payable balance with Toys—Delaware at January 28, 2012 and January 29, 2011 included $23 million and $21 million, respectively, of accrued interest related to Parent Company’s overall intercompany payable balance.

For fiscals 2011, 2010 and 2009, the income tax benefit of $1 million, $35 million and income tax expense of $40 million, respectively, in the attached Schedule I—Condensed Statements of Operations represents the Parent Company’s consolidated income tax (benefit) expense. Such amounts include income tax expense of $33 million, $65 million and $76 million, respectively, related to our subsidiaries, which have not been consolidated for this presentation. The Parent Company is responsible for cash income tax payments on the separate company income of such subsidiaries for United States Federal and certain state filings.

During fiscal 2011, we acquired from unaffiliated parties $36 million face value debt securities of Vanwall for approximately $26 million. During fiscal 2010, we acquired from an unaffiliated party $17 million face value debt securities of Vanwall for approximately $9 million. This debt matures on April 7, 2013. These debt securities are included in Other assets within the Condensed Balance Sheet of the Parent Company, classified as held-to-maturity debt and reported at amortized cost.